Debt	12 Months Ended
Dec. 31, 2010
Debt [Abstract]
Debt Disclosure [Text Block]
Debt:

Our current financial condition has caused us to obtain waivers to the agreements governing our indebtedness and to institute certain cost saving measures. If our financial condition does not improve, we may need to take additional actions designed to respond to or improve our financial condition and we cannot assure you that any such actions would be successful in improving our financial position. As a result of our current financial position we have taken certain actions designed to respond to and improve our current financial position.

On April 23, 2009, we closed the Refinancing and entered into our Securities Purchase Agreement and a Senior Credit Facility. At the time of the Refinancing, the Senior Credit Facility included a $20,000 unsecured non-amortizing term loan and a $15,000 revolving credit facility that included a $2,000 letter of credit sub-facility, on a senior unsecured basis. Our existing debt of $146,629 consists of: $111,629 under the Senior Notes maturing October 15, 2012 (which includes $10,222 due to Gores) and the Senior Credit Facility, consisting of a $20,000 unsecured, non-amortizing term loan and a $20,000 revolving credit facility (of which $15,000 was outstanding on December 31, 2010). The term loan and revolving credit facility (i.e., the “Senior Credit Facility”) mature on October 15, 2012 and are guaranteed by subsidiaries of the Company and Gores. At the time of the Refinancing, the Senior Notes bore interest at 15.0% per annum, payable 10% in cash and 5% PIK interest. The PIK interest accretes and is added to principal quarterly, but is not payable until maturity. As of December 31, 2010 and 2009, the accrued PIK interest was $10,161 and $4,427, respectively. Loans under our existing Credit Agreement (which govern the Senior Credit Facility) bear interest at our option at either LIBOR plus 4.5% per annum (with a LIBOR floor of 2.5%) or a base rate plus 4.5% per annum (with a base rate floor of the greater of 3.75% and the one-month LIBOR rate).

Since the time of our Refinancing, we have entered into three amendments to our debt agreements with our lenders (on October 14, 2009, March 30, 2010 and August 17, 2010, respectively). In each case, our underperformance against our financial projections caused us to reduce our forecasted results. With the exception of our revised projections at the time of our October 2009 amendment (where we requested and received a waiver of our covenant to be measured on December 31, 2009, on a trailing four-quarter basis), our projections have indicated that we would attain sufficient Adjusted EBITDA to comply with the debt leverage covenants then in place. Notwithstanding this, in both of the 2010 amendments, management did not believe there was sufficient cushion in our projections of Adjusted EBITDA to predict with any certainty that we would satisfy such covenants given the unpredictability in the economy and our business. Additionally, given our constrained liquidity on June 30, 2010 and our revised projections in place at such time, management believed it was prudent to renegotiate amendments to our debt agreements to enhance our available liquidity in addition to modifying our debt leverage covenants. These negotiations resulted in the August 17, 2010 amendment in which Gores agreed to purchase an additional $15,000 of common stock. As a result thereof, 769 shares were issued to Gores on September 7, 2010 for approximately $5,000 and 1,186 shares were issued to Gores on February 28, 2011, the date Gores satisfied the $10,000 Gores equity commitment by purchasing the shares at a per share price of $8.43, calculated in accordance with the trailing 30-day weighted average of our common stock's closing price pursuant to the purchase agreement, dated August 17, 2010, between Gores and us. Because the $10,000 investment by Gores was to be made based on a trailing 30-day weighted average of our common stock's closing share price for the 30 consecutive days ending on the tenth day immediately preceding the date of the stock purchase, and additionally included a collar (e.g., a $4.00 per share minimum and a $9.00 per share maximum price), the Gores $10,000 equity commitment was deemed to contain embedded features having the characteristics of a derivative to be settled in our common stock. Accordingly, pursuant to authoritative guidance, we determined the fair value of this derivative by applying the Black-Scholes model using the Monte Carlo simulation to estimate the price of our common stock on the derivative's expiration date and estimated the expected volatility of the derivative by using the aforementioned trailing 30-day weighted average closing price of our common stock. On August 17, 2010, we recorded an asset of $442 related to the aforementioned $10,000 Gores equity commitment. On December 31, 2010, the fair market value of such Gores equity commitment was a liability of $1,096 resulting in other expense of $1,538 for the year ended December 31, 2010. The derivative expired on February 28, 2011, the date Gores satisfied the $10,000 Gores equity commitment (See Note 20 - Subsequent Events).

As a result of the third amendment to the Securities Purchase Agreement entered into on August 17, 2010, our debt leverage covenants were modified to 11.25 times for the three quarters beginning on September 30, 2010, then stepping down to 11.0, 10.0, and 9.0 times in the last three quarters of 2011 and 8.0 and 7.5 times in the first two quarters of 2012. The quarterly debt leverage covenants that appear in the Credit Agreement (governing the Senior Credit Facility) were also amended to maintain the additional 15% cushion that exists between the debt leverage covenants applicable to the Senior Credit Facility and the corresponding covenants applicable to the Senior Notes. By way of example, the levels of 11.25 in the Securities Purchase Agreement (applicable to the Senior Notes) are 12.95 in the Credit Agreement (governing the Senior Credit Facility). We accrued additional fees of $2,433 related to amending our credit agreements in the year ended December 31, 2010 recorded as interest expense. Also in connection with Gores' agreement to increase its guarantee by $5,000 on our revolving credit facility, Wells Fargo agreed to increase the amount thereof from $15,000 to $20,000 which provided us with necessary additional liquidity for working capital purposes.

On March 31, 2010, June 4, 2010 and November 30, 2010, we repaid $3,500, $12,000 and $532, respectively, of the Senior Notes in accordance with the amendments to our agreements related to our debt covenants.

As of December 31, 2008, prior to the closing of the Refinancing, our debt consisted of an unsecured, five-year $120,000 term loan and a five-year $75,000 revolving credit facility (collectively, the “Old Facility”). Interest on the Old Facility was variable and payable at a maximum of the prime rate plus an applicable margin of up to 0.75% or LIBOR plus an applicable margin of up to 1.75%, at our option. The Old Facility contained covenants relating to dividends, liens, indebtedness, capital expenditures and restricted payments, as defined, interest coverage and leverage ratios. As a result of an amendment to our Old Facility in the first quarter of 2008, we provided security to our lenders (including holders of our Old Notes) on substantially all of our assets and amended our allowable total debt covenant to 4.0 times Annualized Consolidated Operating Cash Flow through the remaining term of the Old Facility.

Prior to April 23, 2009, we also had $200,000 in Old Notes which we issued on December 3, 2002, which consisted of: 5.26% Senior Notes due November 30, 2012 (in an aggregate principal amount of $150,000) and 4.64% Senior Notes due November 30, 2009 (in an aggregate principal amount of $50,000). Interest on the Old Notes was payable semi-annually in May and November. The Old Notes contained covenants relating to leverage and interest coverage ratios that were identical to those contained in our Old Facility.

On August 2, 2011, we repaid $8,000 of our revolving credit facility leaving an outstanding balance of $7,000 thereunder as of such date.

Long-term debt, including current maturities of long-term debt and due to Gores, for the years ended December 31, 2010 and 2009 are as follows:

	December 31, 2010	December 31, 2009
Senior Notes
Due to Gores (1)	$101,407	$110,762
Senior Secured Notes due October 15, 2012 (1)	10,222	11,165
Senior Credit Facility
Term Loan (2)	20,000	20,000
Revolving Credit Facility (2)	15,000	5,000
	$146,629	$146,927

(1)
The applicable interest rate on such debt is 15.0%, which includes 5.0% PIK interest which accrues and is added to principal on a quarterly basis. PIK interest of the Senior Notes is payable at maturity.

(2)
The applicable interest rate on such debt is 7.0% as of December 31, 2010 and 2009. The interest rate is variable and is payable at the maximum of (i) LIBOR plus 4.5% (with a LIBOR floor of 2.5%) or (ii) the base rate plus 4.5% (with a base rate floor equal to the greater of 3.75% or the one-month LIBOR rate), at our option.

The aggregate maturities of long-term debt for the next five years and thereafter, pursuant to our debt agreements including PIK interest as in effect at December 31, 2010, are as follows (excludes market value adjustments):

Years ended December 31,	Long-Term Debt Maturities

2011	—
2012	155,514
2013	—
2014	—
2014	—
Thereafter	—
$155,514

Both the Securities Purchase Agreement (governing the Senior Notes) and Credit Agreement (governing the new term loan and revolving credit facility which collectively comprise the Senior Credit Facility) contain restrictive covenants that, among other things, limit our ability to incur debt, incur liens, make investments, make capital expenditures, consummate acquisitions, pay dividends, sell assets and enter into mergers and similar transactions beyond specified baskets and identified carve-outs. Additionally, we may not exceed the maximum senior leverage ratio (the principal amount outstanding under the Senior Notes divided by our Adjusted EBITDA (as defined in our lender agreements)). The Securities Purchase Agreement contains customary representations and warranties and affirmative covenants. The Credit Agreement contains substantially identical restrictive covenants (including a maximum senior leverage ratio calculated in the same manner as with the Securities Purchase Agreement), affirmative covenants and representations and warranties like those found in the Securities Purchase Agreement, modified, in the case of certain covenants, for a cushion on basket amounts and covenant levels from those contained in the Securities Purchase Agreement. We currently believe, based on our 2011 projections that we will be in compliance with our amended debt covenants for the next 12 months. A wide range of factors could materially affect future developments and performance and would cause us to be unable to meet our debt covenants.